SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): August 11, 1999



                         THE PANDA PROJECT, INC.
        (Exact name of registrant as specified in its charter)



FLORIDA                        0-24030            65-0323354
(State of other juris-     (Commission          (IRS Employer
diction of incorporation)   File Number)        Identification
                                                   Number)

951 Broken Sound Parkway
Boca Raton, Florida                             33487
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (561) 994-2300



             ---------------------------------------------
     (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets
          -----------------------------------
On Friday, July 15, 1999, The Panda Project, Inc. (the "Company") entered into agreement with Silicon Bandwith, Inc. ("SBI") pursuant to which SBI has loaned the Company an additional $325,000 totaling $625,000 in connection with the loan, the Company has granted to SBI a security interest in substantially all of the assets of the Company pursuant to the Security Agreement, dated July 15, 1999, by and between the Company and SBI. The loan bears an interest rate of 6% annum and is due and payable on September 30, 1999.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

2.1  Agreement between The Panda Project, Inc. and Silicon Bandwidth,
     Inc.


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PANDA PROJECT, INC.


                                   By:  /s/ Melissa F. Crane
                                       -----------------------
                                        Melissa F. Crane
                                        Acting Chief Financial
                                        Officer
Dated:  August 11, 1999